IPO - Millicom's operations in Tanzania	12 Months Ended
Dec. 31, 2021
Share Capital, Reserves And Other Equity [Abstract]
IPO - Millicom's operations in Tanzania	Millicom’s operations in Tanzania
Tanzania divestiture
On April 19, 2021, Millicom agreed to sell its entire operations in Tanzania to a consortium led by Axian, a pan-African group that was part of the consortium that acquired Millicom’s operations in Senegal in 2018. The Group is still awaiting the necessary regulatory approvals in order to complete the disposal.
IPO – Tanzania
The Tanzanian government implemented in 2016 legislation requiring telecommunications companies to list their shares on the Dar es Salaam Stock Exchange and offer 25% of their shares in a Tanzanian public offering. The Group reached an agreement with the Tanzanian government that such public offering must take place before 31 December 2025 at the latest.